                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03287

                           New Alternatives Fund, Inc.
               (Exact name of registrant as specified in charter)

                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
               (Address of principal executive offices) (Zip code)

                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 631-423-7373

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                    (GRAPHIC)

                          NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT

                                     ANNUAL
                                FINANCIAL REPORT

                                DECEMBER 31, 2010

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

                                 THE FUND   150 Broadhollow Road   Melville, New York 11747    (800) 423-8383   (631) 423-7373
BNY Mellon Investment Servicing (US) Inc.   PO Box 9794            Providence, RI 02940        (800) 441-6580   (610) 382-7819
                        Overnight Address   4400 Computer Drive    Westborough, MA 01581
             BNY Mellon Distributors Inc.   760 Moore Road         King of Prussia, PA 19406

                                 Recycled Paper

                           NEW ALTERNATIVES FUND, INC.
                MANAGEMENT'S DISCUSSION OF FINANCIAL PERFORMANCE
                                FOR THE YEAR 2010

FUND PERFORMANCE: The Fund declined 7.26% for the year ended December 31, 2010. The Net Asset Value ("NAV") started at $42.54 on January 1, 2010 and decreased to $39.09 by year end. Shares outstanding decreased by 8.9% from 6,647,611 to 6,055,618. The Fund's net assets declined from approximately $283 million at the beginning of the year to approximately $235 million by year end.

FACTORS AFFECTING THE FUND: The greatest drag on the Fund's performance in 2010 came from the renewable energy sector where we have a substantial interest in large power producers. Share prices of companies that manufacture wind, solar photovoltaic and solar thermal equipment also did poorly. These declines were somewhat offset by stronger performance of water utilities and several companies whose products improve energy efficiency.

Lagging economies in Europe, primarily in Spain and Portugal, together with policies geared toward austerity diminished enthusiasm for the renewable energy sector in Europe. In 2010, the Euro slid 6.5% versus the U.S. dollar. A significant portion of the Fund's portfolio is denominated in the Euro. As the Fund is likely to continue holding a large proportion of European shares, the relative valuation of the Euro and the U.S. dollar will affect our performance.

European companies have been leaders in the renewable energy sector, but their dominance is currently challenged by Chinese companies which appear to have financial backing from the government, as well as the competitive advantage of lower wages. The share prices of our European companies, particularly those based in Spain, Portugal, Germany and Denmark have suffered, despite the fact that a substantial portion of their assets and workforce are now located in the U.S., China, Indonesia and other countries.

Here in the United States, the growth of the alternative energy sector continues to be hampered by uncertain government policies, continuing tight credit for new projects and the sluggish economic recovery. Ironically, the bailout payments to major banks were supposed to reignite credit flows. Instead, the banks appear to have hoarded the funds to meet stricter reserve requirements.

The direct government funding has not, in most cases, made up for the lack of commercial lending quickly enough to stem job losses and accelerate growth. In February 2009, Congress approved $3.2 billion in economic stimulus grants, to be distributed through state governments, for alternative energy and energy efficiency projects. As of August 2010, the NEW YORK TIMES reported that only 8.4% of the money had been spent.

Other stimulus measures were similarly deadlocked by conflicting regulatory requirements between the federal government, states and local authorities.

Congress failed to approve a cap and trade bill or enact a national Renewable Energy Standard. The investment grant program and tax credits for renewable energy development were approved as part of the last minute bargaining to pass the 2010 tax bill that extended the previous administration's tax policies. It was only on December 17, 2010, when President Obama signed "H.R. 4853, The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of

2010", that dozens of developers knew there would be government funds available for the projects that had been approved and others expected in the coming year.

There was little difference in the share prices of companies which own and operate existing power generating facilities, with relatively stable earnings, and the share prices of companies which manufacture wind and solar equipment and which face severe competition. Both types of companies saw their share prices drop significantly in 2010 regardless of their underlying financial condition.

Oil ended the year at approximately $92 a barrel, up 16% for the year. Natural gas futures, which started out 2010 near $5.35 per million BTUs (mmBTU) declined 21%. February natural gas futures are priced at approximately $4.40/mmBTU. The natural gas price was influenced by increased shale based supplies which accounted for 14% of marketed gas and 21% of total gas reserves.

The price of natural gas is more relevant to the competitiveness of renewable energy power producers than the price of oil, as natural gas is more easily used to generate electricity. The price of oil would have more impact on the relative cost competitiveness of bio-fuels and interest in electric vehicles.

PORTFOLIO HOLDINGS AND CHANGES: The Fund's portfolio's holdings at year end were not considerably different than those at the beginning of the year, although the relative weightings changed in large part due to the appreciation or depreciation of each holding. At year end, approximately 65.4% of the Fund's net assets were invested in foreign companies and approximately 2.6% of net assets were held in cash and cash equivalents.

Several of the Fund's larger investments could be described as core holdings. They include renewable energy power producers, Iberdrola Renovables SA (Spain), EDF Energies Nouvelles SA (France), and EDP Renovaveis SA (Spain/Portugal). Other significant holdings include the major wind turbine manufacturers, Vestas Wind Systems (Denmark) and Gamesa Corporacion Technologica (Spain), as well as the larger solar thermal developers & manufacturers Acciona SA (Spain) and Abengoa SA (Spain). Our substantial energy efficiency companies include Schneider Electric SA (France), Koninklijke Philips Electronics NV (Netherlands) and Owens Corning, Inc. Our large water holdings are American Water Works Co., Inc., CIA SaneamentoBasico (Brazil) and Aqua America, Inc.

Other meaningful--but probably not core-- holdings are geothermal power producers and developers Ormat Technologies, Inc. and TrustPower, Ltd. (New Zealand); and Hafslund ASA (Norway), a hydro power and district energy developer. The share performance of these firms has, and will have, a significant influence on the Fund's NAV. Several of these companies have recently performed poorly as investments, but we believe they are productive, well run industries playing significant roles in the expansion of alternative energy internationally. We feel they are at this time undervalued and represent a good investment opportunity going forward.

After several years of robust growth in shares outstanding, the Fund, along with virtually every other renewable energy equity fund, experienced a sell-off of shares. According to Bloomberg News (12/24/10), the 183 "environmental" funds tracked by Lipper suffered $1.2 billion in withdrawals in the first 10 months of the year. We were forced to sell some shares to meet redemption demands at a time when we would have preferred to take advantage of the lowered prices of some solid companies. We trimmed our positions in water utilities (American Water Works, Co., Inc., Aqua America, Inc. and CIA SaneamentoBasico) and natural gas distributors (Atmos Energy Corp., Northwest Natural Gas Co. and South Jersey Industries, Inc.). Whenever possible we added shares to our core holdings.

ALTERNATE ENERGY:

WIND/HYDRO POWER: The wind turbine business seemed to fall apart, ironically, at about the same time as the BP oil spill in the Gulf of Mexico peaked, along with the overbearing heat wave on the East Coast. These events coincided with the deepening economic crisis in Greece and Spain and caused the Euro to lose value against the U.S. dollar. Scarcer and more expensive credit in both Europe and the U.S. was also a major factor in the sector's weakness.

Wind turbine manufacturers Vestas Wind Systems ("Vestas") and Gamesa Corporacion Technologica ("Gamesa") experienced stagnation in their home markets in northern Europe and Spain. They expanded their activities in the U.S., Mexico, Turkey, Brazil and even China, although not to the extent they had anticipated. Both companies also began developing new turbine models for the growing off-shore market. Higher production costs reduced their overall profit margins. While opening new facilities in China and the U.S., Vestas closed a production plant in their home country of Denmark and laid off 3,000 workers. Gamesa shares went down by over 50%; Vestas lost almost 45%. We managed to buy more shares of both companies as we believe they are well positioned to expand into new markets. We also sold all of our shares of Nordex AG (Germany), a smaller turbine company.

Other renewable power developers and producers in Europe were similarly buffeted by austerity measures which reduced their government supported electric rates and raised the specter of future cuts. These companies are also pursuing opportunities outside of Europe and have reported positive steps in building new markets.

Abengoa, SA ("Abengoa"), a company which mostly focuses on solar thermal power, bio-fuels and recycling (see below) is seeking a contract to build a wind farm in Uruguay. Acciona SA ("Acciona") is expanding its wind turbine plants in India and partnering with Nissan/Renault to build charging stations for a new generation of electric cars in Europe. EDF Energies Nouvelles SA and EDP Renovaveis SA are completing wind farms already in progress in Spain and France. In addition, they have existing contracts for projects in Italy, the U.S., Mexico and Canada. Iberdrola Renovables SA, the largest renewable power producer in Spain, has been stuck paying higher interest rates on loans despite being profitable and solvent because of general fears about the Spanish economy.

The prices of all these companies went down significantly in 2010 but the Fund was able to take this opportunity to buy more shares of each. In our smaller investments in this sector, we bought additional shares of Hafslund ASA and Electrificaciones del Norte (Spain) and held our position of TrustPower Ltd. We added Algonquin Power & Utilities Corp., a small Canadian hydro and wind power producer with a healthy dividend.

We took profits and sold our shares of Brookfield Asset Management, a superbly run Canadian company with substantial hydropower and energy storage assets. In recent years, the company has been more focused on its real estate management business and we were not comfortable with their acquisition of a marine transport terminal serving the coal industry in Australia. We are keeping an eye out for the possibility that they will spin off the renewable power assets as a separate company in the future.

SOLAR: The good news in this sector went largely unrewarded as prices of most companies fell across the board. This was the most volatile area of alternative energy in 2010. Overall photovoltaic (PV) solar module prices have been coming down due to cost efficiencies gained in greater manufacturing volume, lower prices for silicon and pressure from Chinese companies who enjoy the advantages of lower labor costs and large government subsidies. According to Bloomberg New Energy Finance, global solar electric generation, both from PV and concentrated solar thermal (CSP) systems grew at least 120% in 2010.

Toward the end of the year silicon prices began to creep upwards and supply tightened which further cut into profit margins of solar cell producers. The most robust markets for roof-top PV installations--Germany, France and Spain--have all announced reductions in the feed-in tariffs that fueled much of this growth. Meanwhile the enormous Chinese market is restricted to most outside companies and the U.S. market, while growing, proceeds erratically as economic conditions and fluctuating policies create an uncertain future for all renewable energy development.

Abengoa and Acciona are both involved in significant solar power developments. Abengoa has recently secured funding for the Solana project in Arizona, which will be the largest solar thermal generating plant (250 MW) in the U.S. For the moment Acciona is the world leader in solar thermal generating capacity at 214 total MW with two new plants in Spain and one in Nevada coming on line. In addition, the Fund maintained its holdings of two other solar companies in 2010:
Solar Millennium (Germany) and Kyocera Corp. (Japan). Solar Millennium is a major developer of utility-scale solar thermal projects which incorporates energy storage capacity to provide electric power continuously. In addition to commissioning new plants in Spain and Egypt, Solar Millennium has recently secured permits and financing for the largest solar thermal station in the world, a 500 MW installation in southern California. The company is also the lead developer of new plants in Nevada and Arizona. Despite this positive news, Solar Millennium's share price fell by 43.5% during the year. We sold some of our shares to raise cash for redemptions.

Kyocera Corp. is a larger diversified electronics company that also produces solar cells. Its stock price has been relatively stable and it pays a dividend. At the beginning of 2010, we held two other solar cell companies, MEMC Electronic Materials and SolarWorld AG (Germany), but sold both to reduce our exposure in this sector. As business conditions improved toward the end of the year, we added shares of First Solar, Inc., the largest U.S. manufacturer of thin-film PV solar cells, inverter producer SMA Solar Technology AG (Germany) and SunPower Corp..

GEOTHERMAL: We have kept the same two companies in this sector--Ormat Technologies, Inc. ("Ormat") and WFI Industries Ltd. (Canada; also known as WaterFurnace Renewable Energy). Both of these companies pay small dividends. Ormat continues to be the major developer of utility-scale geothermal electric power projects. In addition to their existing plants in the U.S., Guatemala, Kenya and Nicaragua, the company has recently received a land grant from the Chilean government to explore for a site for that nation's first major facility. Ormat is also building three new plants in Nevada and California and is working on a recovered energy generation (REG) project in Wisconsin that will recycle waste heat from gas turbines to increase their energy efficiency without increasing greenhouse gas emissions. WFI Industries Ltd. ("WFI") continues to build its core business of residential and small commercial building heat pump/heat exchange systems. Ormat's share price fell by 21% and we added a small amount of stock to our holdings. WFI's share price went up slightly and we kept our position unchanged.

BIO-FUEL: We continue to be cautious and skeptical about the potential of ethanol and other bio-fuels to significantly replace oil and gas for transportation. Among our current holdings, Abengoa, in addition to its other power projects, is also engaged in developing bio-fuels and recently announced that it will be re-opening an existing ethanol production plant in New Mexico that became uneconomical to operate when gas and oil prices fell.

ENERGY CONSERVATION/EFFICIENCY/POWER TRANSMISSION: The Fund now holds shares of seven companies, comprising approximately 17.3 % of our net assets, which manufacture energy conservation materials or develop and install energy efficiency systems.

Many analysts predicted that companies in this sector would get a boost from the fact that energy conservation and efficiency is the quickest and most cost effective way to reduce greenhouse gas emissions and reduce overall energy use. The down side these companies faced was the continuing weakness in the construction industry and lack of credit availability. Telvent GIT, a Spanish company which produces and operates energy management systems for transportation and buildings, did lose about 32% of its value. "Smart" meter and grid control producer Itron, Inc. lost just under 18%. Most other holdings gained in price. Schneider Electric SA, a large, diversified engineering and manufacturing firm, gained 40%. Owens Corning, Inc., producer of insulation materials, gained 21.5%. Electric transmission system installer and power grid manager ITC Holdings Corp. saw its share price rise almost 22%. Koninklijke Philips Electronics NV, a major manufacturer of energy efficient light bulbs and lighting systems, gained 7.3%. The Fund sold some of its shares in Itron, Inc., Owens Corning Inc., and Schneider Electric SA to raise cash for redemptions. We also added shares of Koninklijke Philips Electronics NV and maintained our position in ITC Holdings Corp.

We sold all our shares of Stantec, a growing engineering firm based in Canada. Many of its projects involve LEED architecture and engineering work for wind generation facilities in Canada. This move was motivated by recent activity that included work for companies involved in the Canadian tar sands projects. We also sold our holdings of Eaga, Plc. (UK), a company whose business was energy conservation in urban areas, when the new government in the United Kingdom sharply curtailed the program. Lastly, the Fund sold its shares of Quanta Services, a power transmission construction company, which was reasonably profitable, but did not pay a dividend.

In addition to the companies mentioned above, we added three new holdings in 2010: Johnson Controls, Inc., a Milwaukee-based manufacturer of batteries for hybrid vehicles and energy management equipment for buildings; Power-One, Inc., a producer of electric transmission management equipment, electric motor controls and converters for renewable energy generation sources to feed electricity into power grids; and A.O. Smith Corp, a leading manufacturer of electric motors, water pumps and water heaters, including a line of new solar thermal hot water systems.

NATURAL GAS UTILITIES: We continued our investment in natural gas distribution and utility companies to provide some stability and regular income to the Fund and as a substitute, in some ways, to our previous policy of holding short U.S. Treasury Bills for cash requirements. Treasury yields continued to be incredibly low, to the point where these gas utilities (and some of our water companies) are paying dividends in excess of the T-Bills. They are also relatively stable in price and are highly traded which makes them a reasonable source when the Fund needs cash. We did, in fact, sell some shares of all three of these companies--Atmos Energy Corp., Northwest Natural Gas Co. and South Jersey Industries, Inc.--to replenish our cash reserve during the year.

WATER/RECYCLING: Our water-related and recycling companies hardly changed in 2010. We held the same companies including water utilities American Water Works Co., Inc., Aqua America, Inc. and CIA SaneamentoBasico; water treatment company, Hyflux Ltd. (Singapore) ("Hyflux") and Befesa Medio Amibente (Spain) ("Befesa"), which builds and operates both water treatment facilities and a growing portfolio of industrial waste treatment and materials recycling projects in its home country and Argentina, Chile, Peru and Mexico. We trimmed our holdings of these water utilities to meet redemption requests, but we were able to add small additional purchases in Befesa and Hyflux. Our investment in Australian recycling company Sims Metal Management Ltd. remained unchanged.

NATURAL FOOD: After selling our holdings in Whole Foods Markets in late 2009, we have not identified another natural food company we feel would be a good purchase. We continue to look for a strong investment in natural foods.

CASH AND TREASURY HOLDINGS: We ended the year with approximately 2.6 % of net assets in cash. We owned no short-term U.S. Treasury Bills, as explained above, because the interest rates were nominal.

INCOME FROM DIVIDENDS AND INTEREST/EXPENSES: The Fund's net ordinary investment income dividend decreased from $0.37 in 2009 to $0.36 per share this year.

EXPENSES: The Fund's cost of operations increased while the number of shareholder accounts and the net assets decreased during the year. The amounts paid to the investment advisor, Accrued

Equities Inc. (the "Advisor"), and BNY Mellon Investment Servicing (U.S.), Inc. (the Fund's accounting agent, transfer agent, custodian and administrator) are largely based on net assets. The Fund's net assets were higher during the first quarter of 2010 and then declined gradually during the year before recovering slightly in the fourth quarter. BNY Mellon, in its role as transfer agent, bases fees on the number of shareholder accounts established during the year, this figure decreased slightly and was allocated across fewer outstanding shares which increased the Fund's expense ratio from 1.02% in 2009 to 1.04% in 2010. Total Fund Expenses increased by $300,738, or 13.07%.

REALIZED AND UNREALIZED CAPITAL GAIN/LOSS: The Fund did not have or distribute any net realized capital gains during 2010. The Fund ended the year with net unrealized losses of approximately $12.5 million.

CORPORATE GOVERNANCE AND REGULATORY: All eight of the Fund's directors (five of whom are considered "Independent") were re-elected by shareholders at the annual meeting held on September 24, 2010. David Schoenwald will continue as President, Treasurer and Chairperson of the Board, Sharon Reier as Vice-Chairperson, Maurice Schoenwald as Vice-President and Secretary, and Murray Rosenblith as Assistant Secretary. Joseph Don Angelo continues to serve as the Fund's Chief Compliance Officer. Preston Pumphrey continues to serve as Chairperson of the Audit Committee.

The Fund's directors re-approved the investment advisory agreement (the "Advisory Agreement") with the Advisor, Accrued Equities Inc., at the directors meeting on June 25, 2010.

The Board of Directors decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2010 based upon their evaluation of:
(i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor's commitment to the Fund's socially responsible investment objectives and its ability to manage the Fund's portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund. Information regarding the material factors the Board considered in approving the Advisory Agreement is included in the Semi-Annual Report to Shareholders dated June 30, 2010.

STRATEGY: The Fund's investment objective remains unchanged. We continue to seek long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy. "Alternative Energy" means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.

           NEW ALTERNATIVES FUND GROWTH OF $10,000 VS. THE S&P 500(R)
                      INDEX AND THE RUSSELL 2000(R) INDEX

                              (PERFORMANCE GRAPH)

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/10

                                 1 Year   5 Year   10 Year
                                 ------   ------   -------
New Alternatives Fund (N.A.V.)    -7.26%   4.54%    1.62%
New Alternatives Fund (Load)     -11.66%   3.53%    1.13%
S&P 500(R)                        15.06%   2.29%    1.41%
Russell 2000(R) Index             26.85%   4.47%    6.33%

                   New Alt
                   Fund-No     New Alt
                    Load     Fund- Load   S&P Value   Russell 2000
                   -------   ----------   ---------   ------------
December 31 2000     10000       9525        10049         10859
December 31 2001   8757.64    8341.65      8854.48       11129.2
December 31 2002   6170.56    5877.46      6897.62       8850.33
December 31 2003   7621.38    7259.37       8876.6       13032.1
December 31 2004   8636.63    8226.39      9841.79       15419.9
December 31 2005   9408.31    8961.42      10323.2       16123.4
December 31 2006   12590.6    11992.5      11954.8       19081.5
December 31 2007   16812.3    16013.7      12611.7       18786.6
December 31 2008    9270.2    8829.87       7945.5       12437.5
December 31 2009     12667      12065      10048.2       15818.6
December 31 2010     11747      11189      11561.8       20065.7

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. THE PERFORMANCE QUOTED REFLECTS A DEDUCTION FOR THE MAXIMUM FRONT-END SALES CHARGE OF 4.75%. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 800-423-8383. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The Fund's total annual operating expenses, as stated in the current prospectus are 1.02%*.

The S&P 500(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in these indices.

* Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

                           NEW ALTERNATIVES FUND, INC.
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2010) and held for the entire six months ended December 31, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period.

Note: The Fund's Transfer Agent, BNY Mellon Investment Servicing (US) Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                           NEW ALTERNATIVES FUND, INC.

                                        Beginning           Ending        Expenses Paid During
                                      Account Value     Account Value       Six Months Ended
                                      July 1, 2010    December 31, 2010    December 31, 2010*
                                      -------------   -----------------   --------------------
Actual                                  $1,000.00         $1,141.20               $5.56
Hypothetical
(assumes 5% return before expenses)     $1,000.00         $1,020.01               $5.24

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 1.03%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund's ending account value on the first line in the table is based on its actual total return of 14.12% for the six-month period of July 1, 2010 to December 31, 2010.

                           NEW ALTERNATIVES FUND, INC.
                           PORTFOLIO HOLDINGS SUMMARY
                                DECEMBER 31, 2010
                                   (UNAUDITED)

                                                   % OF NET
SECTOR DIVERSIFICATION                              ASSETS        VALUE
----------------------                             --------   ------------
Alternate Energy:
   Renewable Energy Power Producers & Developers     29.4%    $ 69,601,911
   Wind Turbines                                      7.2       17,104,048
   Geothermal                                         5.2       12,221,400
   Solar Thermal                                      2.3        5,346,572
   Solar Photovoltaic                                 2.3        5,332,317
   Energy Storage                                     1.9        4,582,500
Water:
   Water Utilities                                   15.7       37,117,750
   Water Related                                      1.7        4,080,609
Energy Conservation                                  14.3       33,825,910
Natural Gas Distribution                             13.9       32,878,500
Electric Transmission                                 2.6        6,198,000
Recycling                                             0.9        2,184,000
Certificates of Deposit                               0.2          500,000
Other Assets in Excess of Liabilities                 2.4        5,722,804
                                                    -----     ------------
                                                    100.0%    $236,696,321
                                                    =====     ============

                     TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                DECEMBER 31, 2010
                                   (UNAUDITED)

                                                         % OF NET
NAME                                                      ASSETS
------                                                   --------
American Water Works Co., Inc. .......................     6.1%
EDF Energies Nouvelles SA (France) ...................     5.8
Schneider Electric SA (France) .......................     5.4
Iberdrola Renovables SA (Spain) ......................     5.3
Abengoa SA (Spain) ...................................     5.2
CIA SaneamentoBasico (Brazil) ADR ....................     5.0
South Jersey Industries, Inc. ........................     5.0
Atmos Energy Corp. ...................................     4.9
EDP Renovaveis SA (Spain/Portugal) ...................     4.9
Kloninkijke Philips Electronics NV (Netherlands) .....     4.5
                                                          ----
   Total Top Ten .....................................    52.1%
                                                          ====

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

                                                              SHARES        VALUE
                                                            ---------   ------------
COMMON STOCKS -- 97.4%
ALTERNATE ENERGY -- 48.3%
   RENEWABLE ENERGY POWER PRODUCERS & DEVELOPERS -- 29.4%
   Abengoa SA (Spain)                                         500,000   $ 12,277,337
   Acciona SA (Spain)                                         150,000     10,623,655
   Algonquin Power & Utilities Corp. (Canada)                 100,000        504,878
   EDF Energies Nouvelles SA (France)                         325,000     13,749,950
   EDP Renovaveis SA (Spain/Portugal)*                      2,000,000     11,591,143
   Electrificaciones del Norte (Spain)                        125,000      1,667,045
   Hafslund ASA, Class A (Norway)                             325,264      3,902,020
   Iberdrola Renovables SA (Spain)                          3,500,000     12,422,327
   TrustPower Ltd. (New Zealand)                              500,000      2,863,556
                                                                        ------------
                                                                          69,601,911
                                                                        ------------
   WIND TURBINES -- 7.2%
   Gamesa Corporacion Tecnologica (Spain) *                 1,000,000      7,632,996
   Vestas Wind Systems (Denmark)*                             300,000      9,471,052
                                                                        ------------
                                                                          17,104,048
                                                                        ------------
   GEOTHERMAL -- 5.2%
   Ormat Technologies, Inc.                                   350,000     10,353,000
   WFI Industries Ltd. (Canada)                                75,000      1,868,400
                                                                        ------------
                                                                          12,221,400
                                                                        ------------
   SOLAR THERMAL -- 2.3%
   Solar Millennium (Germany) *                               200,000      5,346,572
                                                                        ------------
   SOLAR PHOTOVOLTAIC -- 2.3%
   First Solar, Inc.*                                           2,000        260,280
   Kyocera Corp. (Japan) SP ADR                                25,000      2,557,750
   SMA Solar Technology AG (Germany)                           25,000      2,321,837
   SunPower Corp., Class A*                                    15,000        192,450
                                                                        ------------
                                                                           5,332,317
                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

                                                              SHARES        VALUE
                                                            ---------   ------------
   ENERGY STORAGE -- 1.9%
   Panasonic Corp. (Japan) SP ADR                             325,000   $  4,582,500
                                                                        ------------
TOTAL ALTERNATE ENERGY                                                   114,188,748
                                                                        ------------
WATER -- 17.4%
   WATER UTILITIES -- 15.7%
   American Water Works Co., Inc.                             575,000     14,541,750
   Aqua America, Inc.                                         475,000     10,678,000
   CIA SaneamentoBasico (Brazil) ADR                          225,000     11,898,000
                                                                        ------------
                                                                          37,117,750
                                                                        ------------
   WATER RELATED -- 1.7%
   A. O. Smith Corp.                                           37,500      1,428,000
   Befesa Medio Ambiente (Spain)*                              50,000      1,025,617
   Hyflux Ltd. (Singapore)                                    900,000      1,626,992
                                                                        ------------
                                                                           4,080,609
                                                                        ------------
TOTAL WATER                                                               41,198,359
                                                                        ------------
ENERGY CONSERVATION -- 14.3%
   Itron, Inc.*                                                 5,000        277,250
   Johnson Controls, Inc.                                      25,000        955,000
   Koninklijke Philips Electronics NV (Netherlands)           350,000     10,745,000
   Owens Corning, Inc.*                                       200,000      6,230,000
   Power-One, Inc. *                                           25,000        255,000
   Schneider Electric SA (France)                              85,000     12,721,660
   Telvent GIT (Spain)*                                       100,000      2,642,000
                                                                        ------------
                                                                          33,825,910
                                                                        ------------
NATURAL GAS DISTRIBUTION -- 13.9%
   Atmos Energy Corp.                                         375,000     11,700,000
   Northwest Natural Gas Co.                                  200,000      9,294,000
   South Jersey Industries, Inc.                              225,000     11,884,500
                                                                        ------------
                                                                          32,878,500
                                                                        ------------
ELECTRIC TRANSMISSION -- 2.6%
   ITC Holdings Corp.                                         100,000      6,198,000
                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                DECEMBER 31, 2010

                                                              SHARES        VALUE
                                                            ---------   ------------
RECYCLING -- 0.9%
   Sims Metal Management Ltd. (Australia) SP ADR              100,000   $  2,184,000
                                                                        ------------
TOTAL COMMON STOCKS (COST $243,047,542)                                  230,473,517
                                                                        ------------

                                                               PAR
                                                            ---------
CERTIFICATES OF DEPOSIT -- 0.2%
SOCIALLY CONCERNED BANKS -- 0.2%
   Alternatives Federal Credit Union 0.35% due 01/31/11     $ 100,000        100,000
   Carver Federal Savings Bank 0.90% due 12/31/11             100,000        100,000
   Urban Partnership Bank 0.20% due 01/16/11                  100,000        100,000
   People's United Bank 0.75% due 12/03/11                    100,000        100,000
   Self-Help Credit Union 1.01% due 02/10/11                  100,000        100,000
                                                                        ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $500,000)                                500,000
TOTAL INVESTMENTS (COST $243,547,542) -- 97.6%                          ------------
                                                                         230,973,517
Other Assets in Excess of Liabilities -- 2.4%                              5,722,804
                                                                        ------------
NET ASSETS -- 100.0%                                                    $236,696,321
                                                                        ============

*      -Non-income producing security

ADR    -American Depositary Receipt

SP ADR -Sponsored American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                      ASSETS

Investment securities at fair value (cost: $243,547,542) (Notes 2A and 7) ........   $ 230,973,517
Cash .............................................................................       6,450,381
Receivables:
   Investments sold ..............................................................         923,894
   Dividends .....................................................................         465,483
   Capital stock subscribed ......................................................         217,014
   Tax reclaims ..................................................................          56,186
   Interest ......................................................................              81
Prepaid insurance ................................................................          11,772
                                                                                     -------------
Total Assets .....................................................................     239,098,328
                                                                                     -------------
                                    LIABILITIES

Payables:
   Capital stock reacquired ......................................................         881,351
   Investment securities purchased ...............................................         732,455
   Distributions .................................................................         494,444
   Management fees ...............................................................         102,487
   Accrued expenses and other liabilities ........................................         191,270
                                                                                     -------------
Total Liabilities ................................................................       2,402,007
                                                                                     -------------
NET ASSETS                                                                           $ 236,696,321
                                                                                     =============
                              ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock ......................................   $ 274,288,769
Undistributed net investment income ..............................................           5,526
Accumulated net realized loss on investments .....................................     (25,024,402)
Net unrealized appreciation of translation of other assets and liabilities in
   foreign currency ..............................................................             453
Net unrealized depreciation on investments .......................................     (12,574,025)
                                                                                     -------------
NET ASSETS .......................................................................   $ 236,696,321
                                                                                     =============
Net asset value and redemption price per share ($236,696,321/6,055,618 shares of outstanding capital stock, 40 million shares authorized with a par
   value of $0.01 per share) .....................................................   $       39.09
                                                                                     =============
Maximum offering price per share (100/95.25 of $39.09) ...........................   $       41.04
                                                                                     =============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Dividends (net of $379,324 foreign taxes withheld) ................................   $  4,741,539
Interest ..........................................................................          3,086
                                                                                      ------------
Total Investment Income ...........................................................      4,744,625
                                                                                      ------------
EXPENSES:
Management fee (Note 4) ...........................................................      1,274,080
Transfer agent fees ...............................................................        490,376
Administration and accounting fees ................................................        243,486
Postage and printing fees .........................................................        173,160
Legal fees ........................................................................        136,889
Custodian fees ....................................................................        117,872
Registration fees .................................................................         51,461
Compliance service fees ...........................................................         42,000
Audit fees ........................................................................         24,264
Directors' fees (Note 5) ..........................................................         19,438
Insurance fees ....................................................................         16,673
Other expenses ....................................................................         12,235
                                                                                      ------------
Total Expenses ....................................................................      2,601,934
                                                                                      ------------
NET INVESTMENT INCOME .............................................................      2,142,691
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:
REALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   (NOTES 2B & 6):
Net realized gain from investments ................................................      4,520,784
Net realized loss from foreign currency transactions ..............................        (28,105)
Net increase from payments by affiliates (Note 4) .................................         69,621
                                                                                      ------------
Net Realized Gain .................................................................      4,562,300
                                                                                      ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS AND FOREIGN
   CURRENCY RELATED TRANSACTIONS:
Net change in unrealized appreciation/(depreciation) on investments ...............    (28,948,158)
Net change in unrealized appreciation/(depreciation) on foreign currency
   translations ...................................................................           (150)
                                                                                      ------------
Net change in unrealized appreciation/(depreciation) ..............................    (28,948,308)
                                                                                      ------------
Net Realized and Unrealized Loss on Investments and Foreign Currency Related
   Transactions ...................................................................    (24,386,008)
                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $(22,243,317)
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE          FOR THE
                                                                     YEAR ENDED       YEAR ENDED
                                                                       DECEMBER        DECEMBER
                                                                      31, 2010         31, 2009
                                                                    -------------    -------------
Investment Activities:
Net investment income ...........................................   $   2,142,691    $   2,389,834
Net realized gain/(loss) from investments, foreign currency
  transactions and payments by affiliates .......................       4,562,300       (9,016,589)
Net change in unrealized appreciation/(depreciation) on
  investments and foreign currency translations .................     (28,948,308)      78,639,668
                                                                    -------------    -------------
Net increase/(decrease) in net assets derived from operations ...     (22,243,317)      72,012,913
                                                                    -------------    -------------
Dividends and Distributions to Shareholders:
Dividends from net investment income ............................      (2,175,010)      (2,442,455)
                                                                    -------------    -------------
Total dividends and distributions to shareholders ...............      (2,175,010)      (2,442,455)
                                                                    -------------    -------------
Capital Share Transactions:
Net increase/(decrease) in net assets from capital share
  transactions (Note 3) .........................................     (21,690,414)      28,977,130
                                                                    -------------    -------------
Total Increase/(Decrease) in Net Assets .........................     (46,108,741)      98,547,588
Net Assets:
Beginning of the year ...........................................     282,805,062      184,257,474
                                                                    -------------    -------------
End of the year* ................................................   $ 236,696,321    $ 282,805,062
                                                                    =============    =============

* Includes undistributed (overdistribution) of net investment income of $5,526 and ($3,670) for the years ended 12/31/10 and 12/31/09, respectively.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
          FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       For the Years Ended December 31,
                                                       -----------------------------------------------------------------
                                                          2010            2009         2008         2007         2006
                                                       ----------      ----------   ----------   ----------   ----------
Net asset value at beginning of year                   $    42.54      $    31.41   $    57.28   $    43.91   $    34.46
                                                       ----------      ----------   ----------   ----------   ----------
INVESTMENT OPERATIONS
Net investment income                                        0.35            0.36         0.24         0.34         0.18
Net realized & unrealized gain/(loss)
   on investments                                           (3.45)          11.14       (25.93)       14.39        11.47
Payments by affiliates                                       0.01              --           --           --           --
                                                       ----------      ----------   ----------   ----------   ----------
Total from investment operations                            (3.09)          11.50       (25.69)       14.73        11.65
                                                       ----------      ----------   ----------   ----------   ----------
DISTRIBUTIONS
From net investment income                                  (0.36)          (0.37)       (0.18)       (0.34)       (0.18)
From net realized gain on investments                          --              --           --        (1.02)       (2.02)
                                                       ----------      ----------   ----------   ----------   ----------
Total distributions                                         (0.36)          (0.37)       (0.18)       (1.36)       (2.20)
                                                       ----------      ----------   ----------   ----------   ----------
Net asset value at end of year                         $    39.09      $    42.54   $    31.41   $    57.28   $    43.91
                                                       ==========      ==========   ==========   ==========   ==========
Total return
(Sales load not reflected)                                  (7.26)%*        36.61%      (44.85)%      33.53%       33.83%
Net assets, end of the year (in thousands)             $  236,696      $  282,805   $  184,257   $  301,650   $  117,035
Ratio of operating expenses to average net assets            1.04%           1.02%        1.09%        0.95%        1.25%
Ratio of net investment income to average net assets         0.86%           1.06%        0.56%        0.82%        0.51%
Portfolio turnover                                          16.16%          33.94%       25.67%       14.24%       39.83%
Number of shares outstanding at end of the year         6,055,618       6,647,611    5,866,871    5,266,358    2,665,296

* In 2010, 0.02% of the Fund's total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss.

     Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2010

1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy. "Alternative Energy" means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund.

     A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

     Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

     If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Fund's investment advisor under methods established by and under the general supervision of the Fund's Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. The Fund does not invest in unlisted securities.

     The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     -    Level 2 - Observable inputs other than quoted prices included in Level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     -    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund's assets carried at fair value:

                                                               LEVEL 2 -
                                     TOTAL                       OTHER        LEVEL 3 -
                                   VALUE AT      LEVEL 1 -     SIGNIFICANT   SIGNIFICANT
                                 DECEMBER 31,     QUOTED       OBSERVABLE    UNOBSERVABLE
                                     2010         PRICES         INPUTS         INPUTS
                                 ------------   ------------   -----------   ------------
INVESTMENTS IN SECURITIES:
Common Stocks* ...............   $230,473,517   $230,473,517    $     --          $--
Certificates of Deposit ......        500,000             --     500,000           --
                                 ------------   ------------    --------          ---
   Total .....................   $230,973,517   $230,473,517    $500,000          $--
                                 ============   ============    ========          ===

*    See Schedule of Investments for sector diversification.

     For the year ended December 31, 2010, the Fund held no securities which measured their fair value using Level 3 inputs.

     Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized at of the beginning of the reporting period. There were no transfers between any of the levels during the year ended December 31, 2010.

     B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board of Directors.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     Foreign Securities -- Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

     D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/ accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     I. NEW ACCOUNTING PRONOUNCEMENT - In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 clarifies existing disclosure and requires additional disclosures. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

3) CAPITAL STOCK - There are 40,000,000 shares of $0.01 par value capital stock authorized. On December 31, 2010, there were 6,055,618 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $274,288,769. Transactions in capital stock were as follows:

                                    FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                     DECEMBER 31, 2010           DECEMBER 31, 2009
                                --------------------------   ------------------------
                                  SHARES          AMOUNT      SHARES       AMOUNT
                                ----------    ------------   ---------   ------------
Capital stock sold                 826,721    $ 32,362,329   1,608,858   $ 58,541,603
Reinvestment of distributions       43,051       1,683,069      44,111      1,876,247
Redemptions                     (1,461,765)    (55,735,812)   (872,229)   (31,440,720)
                                ----------    ------------   ---------   ------------
Net Increase/(Decrease)           (591,993)   $(21,690,414)    780,740   $ 28,977,130
                                ==========    ============   =========   ============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. ("Accrued Equities" or the "Advisor"), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund's shares pursuant to a Sub-Distribution Agreement. For it's investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. BNY Mellon Distributors, Inc., formerly PFPC Distributors (the "Underwriter") serves as the principal underwriter of the Fund's shares. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Underwriter receives as compensation for its services: (i) a base underwriting fee of $25,000 per year; (ii) a compliance systems fee of $2,500; and (iii) commissions on the sale of Fund shares. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the year ended December 31, 2010 was $86,882, and the amounts retained by Accrued Equities and the Underwriter were $57,921 and $28,961, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the year ended December 31, 2010, Accrued Equities and the Underwriter received $72,032 and $12,286 in sales commissions, respectively, for the sale of Fund shares. The Underwriter is a registered broker-dealer affiliated with BNY Mellon Investment Servicing (U.S.) Inc., formerly PNC Global Investment Servicing (U.S.) Inc., the Fund's administrator, transfer agent and fund accounting agent.

During the year ended December 31, 2010, the Advisor voluntarily reimbursed the Fund $69,621 for investment transaction losses.

5) DIRECTORS' FEES - For the year ended December 31, 2010, the Fund paid directors' fees and out of pocket expenses of $20,000 to its Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors").

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice Chairperson of the Fund's Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of "coach" travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund's Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2010, the aggregate cost of securities purchased totaled $39,157,395. Net realized gains (losses) were computed on a first in, first out basis. The proceeds received on sales of securities for the year ended December 31, 2010 was $60,409,911.

7) FEDERAL INCOME TAX INFORMATION - At December 31, 2010, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes         $ 244,394,770
                                             -------------
Unrealized appreciation for tax purposes     $  31,887,522
Unrealized depreciation for tax purposes       (45,308,775)
                                             -------------
Net unrealized depreciation on investments   $ (13,421,253)
                                             =============

The tax character of distributions paid during 2010 and 2009 was as follows:

                             2010         2009
                          ----------   ----------
Distribution paid from:
Ordinary Income           $2,175,010   $2,442,455
Long-term Capital Gains           --           --
                          ----------   ----------
                          $2,175,010   $2,442,455
                          ==========   ==========

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

The following permanent differences as of December 31, 2010, attributable to transactions involving foreign securities and currencies, were reclassified to the following accounts:

Accumulated Net Realized Loss         $(41,515)
Undistributed Net Investment Income     41,515

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

   Undistributed Ordinary Income                      $      5,526
   Capital Loss Carryforward                           (24,177,174)
** Net Unrealized Depreciation on
      Investments and Foreign Currency Translations    (13,420,800)
                                                      ------------
                                                      $(37,592,448)
                                                      ============

** The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

As of December 31, 2010, the Fund has a capital loss carryforward of $24,177,174 which can be used to offset future capital gains. The capital loss carryforward will expire December 31, 2016 ($15,782,056) and December 31, 2017 ($8,395,118)
if not utilized by future capital gains.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events.

(BBD LOGO)
CERTIFIED PUBLIC ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
NEW ALTERNATIVES FUND, INC.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors whose report dated February 20, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                      (BBD, LLP)
                                                                        BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 21, 2011

                                OTHER INFORMATION

                                   (UNAUDITED)

1) PROXY VOTING - The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) SHAREHOLDER MEETING INFORMATION - The Annual Meeting of Shareholders of the Fund (the "Meeting") was held on September 24, 2010 pursuant to notice given to all shareholders of record at the close of business on August 4, 2010. At the Meeting, the shareholders were asked to approve the election of eight directors and to ratify the Board of Directors' appointment of BBD, LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2010.

Information regarding shares voted for and against the matter before the Meeting follows:

     To elect eight Directors to serve for ensuing year:


                             FOR          WITHHOLD
                        -------------   -----------
Jonathan D. Beard       4,627,702.473   133,879.476
Susan Hickey            4,647,921.124   111,818.825
Jeffrey E. Perlman      4,634,128.031   125,611.918
Preston V. Pumphrey     4,626,625.919   133,114.030
Sharon Reier            4,647,300.817   112,439.132
Murray D. Rosenblith    4,636,089.315   123,650.634
David J. Schoenwald     4,595,510.142   166,071.807
Maurice L. Schoenwald   4,599,864.436   161,717.513

Matter: To ratify the selection of BBD, LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2010.

     FOR          AGAINST
-------------   ------------
4,537,348.391   106,471.697

                           NEW ALTERNATIVES FUND, INC.
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

During the fiscal year ended December 31, 2010, the following dividends and distributions per share were paid by the Fund:

Ordinary Income           $0.36
Long-Term Capital Gains      --

The Fund paid foreign taxes of $462,712 and recognized foreign source income of $1,226,468. Pursuant to Section 853 of the Internal Revenue Code, the Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2010.

For the year ended December 31, 2010, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100% of their ordinary income dividends for the Fund qualify for the maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 95.29% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND - Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com. The mailing address for the Directors and Officers of the Fund is c/o New Alternative Funds, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

                                    DIRECTORS

                                                                                                        ALL
                                                                                     NUMBER OF     DIRECTORSHIPS
                                                                                   PORTFOLIOS IN      HELD BY
                                           TERM OF               PRINCIPAL          FUND COMPLEX     DIRECTOR
                         POSITION(S)      OFFICE AND           OCCUPATION(S)           TO BE        DURING THE
  NAME, ADDRESS AND       HELD WITH     LENGTH OF TIME        DURING THE PAST       OVERSEEN BY     PAST FIVE
        AGE                THE FUND       SERVED (1)            FIVE YEARS          DIRECTOR (2)     YEARS (3)
----------------------   ------------   ---------------   ----------------------   -------------   -------------
INTERESTED DIRECTORS:
Maurice L. Schoenwald*   Founder,       1982 to present   Founder and              1               None
Longboat Key, FL         Director,                        Director, Accrued
Age: 90                  Vice                             Equities, Inc.**;
                         President                        Formerly,
                         and                              Chairperson of
                         Secretary                        the Board of the
                                                          Fund (1982-2008).

David J. Schoenwald*     Founder,       Founder,          President and            1                None
Huntington Bay, NY       Director,      Director,         Treasurer,
Age: 61                  President,     President and     Accrued Equities,
                         Treasurer      Treasurer,        Inc.**
                         and            1982 to
                         Chairperson    present;
                         of the Board   Chairperson of
                                        the Board,
                                        2008 to present

 Murray D. Rosenblith*   Director,      Director, 2003    Manager, Accrued         1               None
 Brooklyn, NY            Assistant      to present;       Equities, Inc.
 Age: 59                 Secretary      Assistant         (2008 to
                                        Secretary 2009    present);
                                        to present        Formerly,
                                                          Executive
                                                          Director, A.J.
                                                          Muste Memorial
                                                          Institute, an
                                                          organization
                                                          concerned with
                                                          exploration of
                                                          the link between
                                                          non-violence and
                                                          social change
                                                          (1985 to 2008).

                                                                                                        ALL
                                                                                     NUMBER OF     DIRECTORSHIPS
                                                                                   PORTFOLIOS IN      HELD BY
                                           TERM OF               PRINCIPAL          FUND COMPLEX     DIRECTOR
                         POSITION(S)      OFFICE AND           OCCUPATION(S)           TO BE        DURING THE
  NAME, ADDRESS AND       HELD WITH     LENGTH OF TIME        DURING THE PAST       OVERSEEN BY     PAST FIVE
        AGE                THE FUND       SERVED (1)            FIVE YEARS          DIRECTOR (2)     YEARS (3)
----------------------   ------------   ---------------   ----------------------   -------------   -------------
INDEPENDENT DIRECTORS:
Sharon Reier             Director and   Director 1982     Freelance financial      1               None
Coconut Creek, FL        Vice-to        present;          journalist;
and Paris, France        Chairperson    Vice-             Contributor to the
Age: 64                  of the Board   Chairperson       International
                                        2008 to           Herald Tribune
                                        present           since 1995; former
                                                          contributor to
                                                          Business Week
                                                          International;
                                                          former regional
                                                          editor, Financial
                                                          World; former
                                                          editor, Boardroom
                                                          Reports; former
                                                          contributing
                                                          editor,
                                                          Institutional
                                                          Investor; former
                                                          staff, Forbes and
                                                          American Banker.

Preston V. Pumphrey      Director and   2003 to           Registered               1               None
Syosset, NY              Audit          present           Principal, C.E.
Age: 76                  Committee                        Gaye & Sons
                         Chairperson                      Securities, Ltd.
                                                          (July 2008 to
                                                          present); FINRA
                                                          Dispute Resolution
                                                          Board of
                                                          Arbitrators (June
                                                          2002 to present);
                                                          Formerly, Adjunct
                                                          Professor of
                                                          Finance, C.W. Post
                                                          College.

Susan Hickey             Director and   2005 to           Accounting               1               None
East Northport, NY       Audit          present           Software
Age: 58                  Committee                        Developer,
                         Member                           AccountantsWorld,
                                                          LLC.; Member of
                                                          National
                                                          Association of
                                                          Enrolled Agents
                                                          and New York
                                                          Society of
                                                          Independent
                                                          Accountants;
                                                          Former IRS Tax
                                                          Return Auditor; BA
                                                          International
                                                          Affairs, Stonehill
                                                          College, North
                                                          Easton, MA.

Jonathan D. Beard        Director       2005 to           Self-employed            1               None
New York, NY                            present           Freelance
Age: 63                                                   Journalist for
                                                          various American
                                                          and European
                                                          Science Magazines;
                                                          Lifetime Member,
                                                          Sierra Club and New
                                                          York-New Jersey
                                                          Trails Conference;
                                                          Graduate of
                                                          Columbia University
                                                          1970.

                                                                                                        ALL
                                                                                     NUMBER OF     DIRECTORSHIPS
                                                                                   PORTFOLIOS IN      HELD BY
                                           TERM OF               PRINCIPAL          FUND COMPLEX     DIRECTOR
                         POSITION(S)      OFFICE AND           OCCUPATION(S)           TO BE        DURING THE
  NAME, ADDRESS AND       HELD WITH     LENGTH OF TIME        DURING THE PAST       OVERSEEN BY     PAST FIVE
        AGE                THE FUND       SERVED (1)            FIVE YEARS          DIRECTOR (2)     YEARS (3)
----------------------   ------------   ---------------   ----------------------   -------------   -------------
Jeffrey E. Perlman       Director       2009 to           President and            1               None
New York, NY                            present           Founder, Bright
Age: 31                                                   Power, a company
                                                          advancing clean,
                                                          cost-effective
                                                          energy solutions
                                                          (2004 to
                                                          present);
                                                          Clarinetist/
                                                          Saxophonist,
                                                          Romashka and
                                                          various klezmer
                                                          music ensembles
                                                          (1996 to
                                                          present);
                                                          Formerly,
                                                          Consultant,
                                                          Capital E, a
                                                          renewable energy
                                                          consulting and
                                                          investment
                                                          services company
                                                          (2002 to 2005).


OFFICERS OF THE FUND WHO ARE NOT DIRECTORS:

                                           TERM OF               PRINCIPAL
                         POSITION(S)      OFFICE AND           OCCUPATION(S)
  NAME, ADDRESS AND       HELD WITH     LENGTH OF TIME        DURING THE PAST
        AGE                THE FUND       SERVED (1)            FIVE YEARS
----------------------   ------------   ---------------   ----------------------
Joseph A. Don Angelo     Chief          2007 to present   Accountant and Owner,
Syosset, NY              Compliance                       Don Angelo and
Age: 62                  Officer                          Associates, CPAs P.C.
                                                          (1984 to present).

(1) Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(2)  Currently, there is only one portfolio and no fund complex.

(3) Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

* "Interested person", as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Director and minority shareholder of Accrued Equities, Inc., the Fund's investment advisor. David J. Schoenwald is majority shareholder and President of Accrued Equities, Inc. Maurice L. Schoenwald and David J. Schoenwald are father and son. Murray D. Rosenblith is considered an "interested person" as a result of his employment with Accrued Equities, Inc.

** Maurice L. Schoenwald and David J. Schoenwald have no present enterprise, employment, position or commercial investment activity except for their positions with Accrued Equities, Inc., the Fund's investment advisor and Sub-Distributor. At the present time, Accrued Equities, Inc. provides services only to the Fund. David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that Preston V. Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,750 for 2009 and $19,250 for 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2009 and $2,000 for 2010. The fees billed were for review by the principal accountant of the registrant's Federal tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the "2002 Act") and any pre-approval requests submitted by the independent accountants as required by
          Section 202 of the 2002 Act.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  100%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 6. INVESTMENTS.

(a) Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on his evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) as of a date within 90 days of the filing date of this report, the Registrant's principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit
          (a)(1) of the Registrant's Form N-CSR filed on March 8, 2007 (Accession No. 0001116502-07-000455).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) New Alternatives Fund, Inc.


By (Signature and Title)* /s/ David J. Schoenwald
                          ------------------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal Financial Officer)

Date March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ David J. Schoenwald
                          ------------------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal Financial Officer)

Date March 1, 2011

* Print the name and title of each signing officer under his or her signature.